Supplement Dated May 1, 2018
To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account S

Lincoln CVUL Series III Elite Lincoln Corporate Variable 4

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

LLANY Separate Account S for Flexible Premium Variable Life Insurance

Lincoln CVUL Series III Elite Lincoln Corporate Variable 4

This Supplement outlines changes to the investment options under your Policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Effective May 1, 2018, the following funds will be available as new investment options under your Policy.

Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.
•	LVIP Loomis Sayles Global Growth Fund (Standard Class): To provide investment results over a full market cycle that, before fees and expenses, are superior to an index that tracks global equities.
•
LVIP Short-Term Bond Index Fund (Standard Class): To provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market.

Please retain this Supplement for future reference.